Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BlueCity Holdings Limited (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred Chung-Chieh Ying, Chief Strategy Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 28, 2022

By:	/s/ Alfred Chung-Chieh Ying
Name:	Alfred Chung-Chieh Ying
Title:	Chief Strategy Officer